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                                                                    EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10K into the Company's previously filed Registration Statement on Form S-8 No. 33-48215.


                                        ARTHUR ANDERSEN LLP

Dallas, Texas
   March 26, 1997